Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER



I, Charles R. Williamson, Chairman of the Board and Chief Executive Officer of Unocal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2003



                                           /s/ CHARLES R. WILLIAMOSN
                                           --------------------------
                                           Charles R. Williamson

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Terry G. Dallas, Executive Vice President and Chief Financial Officer of Unocal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2003



                                           /s/TERRY G. DALLAS
                                           --------------------
                                           Terry G. Dallas

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